UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2004

Pulte Homes, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09804	38-2766606
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, MI		48304
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	248-647-2750

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On Wednesday, September 15, 2004, the Board of Directors of Pulte Homes, Inc. (the "Company") approved an amendment to Article VI of the By-Laws of the Company which requires the Company to provide mandatory indemnification and expense advancement, to the full extent permitted by Michigan law, to its officers and directors. The amendment also allows the Board of Directors of the Company to provide such indemnification and expense advancement, to the full extent permitted by law, to employees and agents of the Company. The amendment was effective upon approval. Prior to the amendment, Article VI of the By-Laws provided specific indemnification procedures and required mandatory indemnification to directors, officers, employees, and agents.

Item 9.01. Financial Statements and Exhibits.

The complete amended By-Laws of Pulte Homes, Inc. are included herein as an exhibit to this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulte Homes, Inc. (Registrant)

September 15, 2004	By:	John R. Stoller

Name: John R. Stoller
Title: Senior Vice President, General Counsel, and Secretary

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Exhibit Index

Exhibit No.	Description

EX-3.1	By-Laws of Pulte Homes, Inc.